Exhibit 32.2


                     CERTIFICATION PURSUANT TO
                      18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Yifan Communications, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2004 and 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Samuel Yen, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                 /s/ Samuel Yen
                 ----------------------------
                 Samuel Yen
                 Principal Financial Officer
                 January 17, 2006